UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 16, 2007
Coconut Palm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
As previously announced, on April 7, 2006 Coconut Palm Acquisition Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement and Plan of Merger”) with Equity Broadcasting Corporation, an Arkansas corporation (“EBC”) and certain shareholders of EBC pursuant to which EBC will merge with and into the Company with the Company remaining as the surviving corporation (the “Merger”). The Agreement and Plan of Merger was amended on May 5, 2006 and on September 14, 2006 as reported on prior Current Reports on Form 8-K.
The Company announced on March 16, 2007 that its Registration Statement on Form S-4, containing a definitive proxy statement/prospectus, relating to the Merger has been declared effective by the Securities and Exchange Commission. The Company’s special meeting of stockholders will be held on March 29, 2007 at 10:00 a.m. eastern time, at the offices of Coconut Palm located at 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432. Stockholders of record as of March 7, 2007 will be invited to attend the special meeting and vote on the proposals relating to the merger with EBC as disclosed in the proxy statement/prospectus filed with the Company’s Registration Statement on Form S-4.
The Company and its officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the Merger. Information concerning the Company’s directors and executive officers is set forth in the publicly filed documents of the Company. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Company and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the Merger, which are being filed with the Securities and Exchange Commission. A press release announcing the foregoing is attached to this report as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE
The Company’s press release dated March 16, 2007, attached as Exhibit 99.1 to this report is incorporated herein by this reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated March 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007	COCONUT PALM ACQUISITION CORP.
/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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